August 2015 TM Investor Presentation Exhibit 99.1

2

Forward Looking Statements and Non-GAAP Disclaimer
This
presentation
contains
forward-looking
statements
within
the
meaning
of
Section
27A
of
the
Securities
Act
and
Section
21E
of
the
Exchange
Act.
Words
such as “will,” “expect,” “expected”, “looking forward”, “guidance” and similar expressions are intended to identify forward-looking statements. Statements about the company’s business, including its strategy, the impact of changes in oil prices and customer spending, its industry, the company’s future profitability, the company’s guidance on its sales, adjusted EBITDA, adjusted gross profit, tax rate, capital expenditures and cash flow, the company’s expectations regarding the pay down of its debt, growth in the company’s various markets and the company’s expectations, beliefs, plans, strategies, objectives, prospects and assumptions are not guarantees of future performance. These statements are based on management’s expectations that involve a number
of
business
risks
and
uncertainties,
any
of
which
could
cause
actual
results
to
differ
materially
from
those
expressed
in
or
implied
by
the
forward-
looking
statements.
These
statements
involve
known
and
unknown
risks,
uncertainties
and
other
factors,
most
of
which
are
difficult
to
predict
and
many
of
which
are
beyond
our
control,
including
the
factors
described
in
the
company’s
SEC
filings
that
may
cause
our
actual
results
and
performance
to
be
materially different from any future results or performance expressed or implied by these forward-looking statements.
For
a
discussion
of
key
risk
factors,
please
see
the
risk
factors
disclosed
in
the
company’s
SEC
filings,
which
are
available
on
the
SEC’s
website
at
www.sec.gov
and on the company’s website, www.mrcglobal.com. Our filings and other important information are also available on the Investor Relations page of our website at
www.mrcglobal.com.
Undue reliance should not be placed on the company’s forward-looking statements. Although forward-looking statements reflect the company’s good faith beliefs,
reliance
should
not
be
placed
on
forward-looking
statements
because
they
involve
known
and
unknown
risks,
uncertainties
and
other
factors,
which
may cause the company’s actual results, performance or achievements or future events to differ materially from anticipated future results, performance or achievements or future events expressed or implied by such forward-looking statements. The company undertakes no obligation to publicly update or revise any
forward-looking
statement,
whether
as
a
result
of
new
information,
future
events,
changed
circumstances
or
otherwise,
except
to
the
extent
required
by
law.

Company Snapshot
MRC Global is the largest global distributor of pipe, valves and fittings (PVF)
to the energy industry, by sales
1.
As of June 30, 2015
By
the
Numbers
TTM Sales
TTM Adjusted EBITDA
$5.621B
$384M
Employees
~4,500
Locations
400+
Countries
•
Operations
•
Direct Sales (>$100,000)
•
All countries
22
45+
90+
Customers
21,000+
Suppliers
21,000+
SKU’s
230,000+
Industry Sectors
Product Categories
Upstream
Line Pipe & OCTG
Midstream
Valves
Downstream/ Industrial
Fittings & Flanges
1

Revenue by Industry Sector
Note: Percentage of sales for the twelve months ended June 30, 2015.
Upstream
Downstream
Midstream
Diversified Across All Three Major Energy Sectors
•
MRO, recurring, turnaround work
•
Large installed base of refineries &
petrochemical facilities
•
Weighted
to customer’s operating budgets v.
new construction capital projects
•
Primarily new construction
•
Growing pipeline integrity work in gas utilities
•
Weighted
to customer’s new construction
capital projects v. operating budgets
•
Includes approximately half of line pipe sales
•
Both MRO and new construction
•
Weighted slightly to customer’s operating
budgets v. new construction capital projects
•
Includes 100% of OCTG sales
•
Tracks customer CapEx, well completions and
well count
•
Primarily production equipment, above ground
Transmission
19%
Production
Infrastructure,
Materials &
Supplies
35%
Drilling &
Completion
Tubulars
(OCTG)
8%
Gas Utility
12%
Other/
Industrial
13%
Chemicals
& Refining
13%
26%
31%
43%

By Product Line
Revenue by Geography and Product Line
9%
14%
24%
25%
28%
Canada
Asia / Europe
Eastern
Western
Gulf Coast
32%
21%
20%
19%
8%
Valves
Fittings & Flanges
Line Pipe
General Oilfield
Products
OCTG
Note: Percentage of sales for the twelve months ended June 30, 2015
By Geography
8%
21%
19%
20%
32%
Houston, TX
Edmonton, AB
Bradford,
UK
Singapore
Perth, AU
Stavanger,
NO
Diversified Across Multiple Geographies -
Domestically (all shale plays) and Internationally

MRC Global plays a vital role in the complex, technical, global energy supply chain
Long-Term Supplier & Customer Relationships
CUSTOMERS
SUPPLIERS
IOCs
DOW
DuPont
Marathon
Petroleum
AGL
Resources
Atmos
NiSource
PG&E
MarkWest
DCP
Midstream
Chesapeake
Energy
CNRL
ConocoPhillips
Apache
Anadarko
California Resources
Corporation
Hess
Husky
Energy
Marathon
Oil
Statoil
Tenaris
TMK-
IPSCO
U.S.
Steel
CSI Tubular
JMC
Wheatland
Balon
Cameron
Flowserve
Kitz
Neway
Velan
Boltex
Bonney
Forge
Chevron
Phillips
Chemical
Tube
Forgings of
America
WL Plastics
Emerson
Williams
Phillips
66
Chevron Phillips
Chemical
Valero
Colombia Pipeline Group
Energy Carbon Steel
Tubular Products
Valves
Fittings, Flanges and General
Use Products
Downstream
Midstream
Upstream

Integrated Supply Statistics
•
Supplying Integrated Supply services
since 1988
•
Accounts for sales in excess of $830
million
and growing rapidly
•
Employ over 190 personnel
at customer sites
•
Providing Integration Services on over
100 customer sites
•
Managing
over 1.4 million customer
part numbers
•
Consignment inventories in excess of
$35 million at 700 locations
•
Manage customer-owned point of use
materials at
over 800 locations
MRC Global is a Leading Provider of Integrated Supply
Services to the Energy Industry

Long Term Growth Strategy –
Greater Scale for Better Returns
Rebalance Product Mix to
Higher Margin Items
•
Focus on valves and valve automation
Growth from Mergers & Acquisitions
•
Continue to identify geographic and
product line opportunities
1.
Percentage of sales for the twelve months ended June 30, 2015
Targeted Growth Account
Continue to grow share with the “next 75”
customers
29%
22%
49%
All Other -
21,000+ customers
Targeted Growth Accounts
Top 1 -
25
•
Focus on multi-year “Top 25” MRO agreements &
adding scope to current agreements
Execute Global Preferred Supplier Contracts
•
Recently added or renewed:
•
MarkWest
–
U.S. midstream MRO, 5 years
•
Statoil –
Norway, Johan Sverdrup project,
instrumentation
•
Marathon Oil –
U.S. MRO, 5 years
•
California
Resources
Corporation
–
U.S.
integrated supply, 3 years
•
TECO Energy’s People’s Gas & New Mexico Gas
–
U.S. integrated supply, 5 years
•
SABIC –
Saudi Arabia, downstream valve
framework agreement, 5 years
Strategic Objectives
Customer
Mix
1

Product Mix
Shift from 2008 to 2015
•
Stable, higher margin valves are a larger percentage of revenue.
•
More volatile carbon pipe is a smaller percentage of revenue.
•
The prices of higher margin products are more stable.
55%
Higher
Margin
Products
45%
Carbon
Pipe
2008
72%
Higher
Margin
Products
TTM 2015
Note: Percentage of sales for the year ended December 31, 2008 and the twelve months ended June 30, 2015.
OCTG
24%
Line Pipe
21%
Valves
15%
Fittings &
Flanges
18%
Oilfield
OCTG
8%
28%
Carbon
Pipe
Line Pipe
20%
Valves
32%
9
Fittings &
21%
Flanges
General
Oilfield
19%
Supplies
Products
22%
General

•
Inflation impacted both OCTG and LP in 2008…resulting in a significant reduction in prices in 2009.
•
Today, prices are lower and have less to fall in a downturn.
Line Pipe
Prices
OCTG Prices
48%
47%
Carbon Steel Prices in 2008/2009 as Compared to Today
Note:
Prices
are
per
ton,
as
reported
in
published
market
data.
Amounts
reflect
peak
prices
in
September
2008
and
trough
prices
in
November
2009.
2014
peak
prices
for
OCTG
are
from
November
and
Line Pipe from August.
23%
$3,036
$1,614
$1,643
$1,404
Peak 2008
Trough 2009
Peak 2014
Jul-15
$3,242
$1,675
$1,786
$1,402
Peak 2008
Trough 2009
Peak 2014
Jul-15

Building an International Platform for Growth
North America
Estimated PVF Spend
~$25B
Estimated
Percentage
of
PVF
Spend
¹
International
Estimated PVF Spend
~$20B
1.  Estimated percentages are management estimates based on 2014 results.
$0
$52
$256
$330
$567
$554
$873
2008
2009
2010
2011
2012
2013
2014
International Segment Revenue
($ millions)
MRC
Global
20%
~$5.0 B
All
others
80%
MRC
Global
5%
~$900M
All
others
95%

Strategic Expansion into Offshore Production Platform MRO
•
Top 4
largest offshore markets ~$140 billion E&P spend
•
Norway is the largest –
we are positioned in 4 of the 5 largest offshore markets.
•
MRC Global revenue mix
•
Pre Stream
acquisition (2013) –
approx. 98% onshore, 2% offshore
•
Post Stream
acquisition (2014) –
approx. 93% onshore, 7% offshore
$38
$36
$35
$32
$24
$20
$17
$16
$16
$15
Norway
United Kingdom
USA
Brazil
Australia
Angola
Nigeria
Kingdom of Saudi Arabia
Malaysia
Mexico
Top 10 Global Offshore E&P Markets
¹
1.
Source:
Rystad
Energy,
September
2014
($ billions)
Stream 2014 Sales by Division
Valve
Management
37%
Instrumentation
38%
Pipe, Fittings
& Flanges
25%

13 Financial Overview

$663
$850
$1,058
$1,009
$1,120
$538
$452
2010
2011
2012
2013
2014
2014
2015
Financial Metrics
Sales
Adjusted Gross Profit and % Margin
Adjusted EBITDA and % Margin
7.0%
8.5%
($ millions, except per share data)
Y-o-Y
Growth
28%
24%
(5%)
11%
Y-o-Y
Growth
61%
29%
(17%)
10%
$3,846
$4,832
$5,571
$5,231
$5,933
$2,803
$2,490
2010
2011
2012
2013
2014
2014
2015
$224
$360
$463
$386
$424
$190
$150
2010
2011
2012
2013
2014
2014
2015
5.8%
7.5%
8.3%
7.4%
7.1%
6.8%
6.0%
Y-o-Y
Growth
26%
15%
(6%)
13%
Diluted EPS
$(0.61)
$0.34
$1.22
$1.48
$1.40
$0.61
$0.43
2010
2011
2012
2013
2014
2014
2015
Y-o-Y
Growth
156%
259%
21%
(5%)
17.2%
17.6%
19.0%
19.3%
18.9%
19.2%
18.1%
Six months ended
June 30
Six months ended
June 30
Six months ended
June 30
Six months ended
June 30

Balance Sheet Metrics
Total Debt
Capital Structure
Cash Flow from Operations
Net Leverage
($ millions)
June 30, 2015
Cash and Cash Equivalents
$ 33
Total Debt (including
current portion):
Term
Loan
B
due
2019,
net
of
discount
527
Global ABL Facility due 2019
321
Total Debt
$
848
Preferred
stock
355
Common stockholders’
equity
1,404
Total Capitalization
$ 2,607
Liquidity
$ 576
5.8x
4.1x
2.5x
2.6x
3.4x
2.6x –
2.9x
2.1x
2010
2011
2012
2013
2014
2015E
06/30/15
$113
$(103)
$240
$324
$(106)
$400  -
$475
$(52)
$277
2010
2011
2012
2013
2014
2015E
2014
2015
$1,360
$1,527
$1,257
$987
$1,454
$680 -
$750
$848
2010
2011
2012
2013
2014
2015E
06/30/15
Six months ended
June 30
NOTE:
The Net Leverage ratio is calculated assuming the expected year-end debt balance above, the 6/30/2015 cash balance and a denominator of $249 million, which is 2015 EBITDA consensus, as per
Bloomberg on August 6, 2015.

Current 2015 Guidance
•
Revenue
–
Quarter: Q3 sequentially lower by 7-12%
–
Annual:  2015 expected to be 20-25% lower than 2014
•
Upstream
–
upper
30%
decline
•
Midstream
–
high
single
digit
decline
•
Downstream
–
mid
single
digit
decline
–
Revenue headwinds in 2015 in excess of $120 million related to currency
•
Adjusted gross margin –
Low to mid 17% range for the remainder of 2015
•
LIFO
–
$30 million benefit for 2015
•
SG&A
–
$149-$152 million per quarter for the remainder of 2015
•
Effective tax rate –
36% for 2015
•
Balance sheet
–
Expect to generate $400-$475 million of cash from operations
–
Reduce debt by $700-$750 million in 2014
–
Reduce debt to $680-$750 million at year-end

Macro drivers
•
Growth in global energy consumption
driving investment
•
Increased global production
•
Need for additional energy infrastructure
•
Expansion of downstream energy
conversion businesses
Investment Thesis
Highlights
Leading global PVF distributor to the energy sector
MRC Global attributes
•
Market leader
•
Exposed to all sectors of global energy
•
Long term global customer & supplier
relationships
•
Generates strong cash flow from operations
over the cycle

18 Appendix

MRC Global

AK
Soldotna
BC
AB
SK
MB
ON
QC
NF
NB
High Level
Rainbow Lake
Fort St. John
Peace River
Anzac
Athabasca
Edmonton
Valleyview
Swan Hills
Redwater
Grande Prairie
Bonnyville
Elk Point
Lloydminster
Whitecourt
Wainwright
Edson
Nisku
Provost
Drayton Valley
Macklin
Rocky Mtn. House
Coronation
Red Deer
Kindersley
Calgary
Richmound
Brooks
Swift Current
Weyburn
Virden
Taber
Medicine Hat
Estevan
Bellingham
WA
Williston
Tioga
Stanley
Sidney
Watford City
Belfield
MT
ND
Billings
OR
ID
WY
SD
Gillette
Riverton
Casper
Rock Springs
Cheyenne
NE
North Salt Lake City
Evans
Vernal
Rangely
Denver
CO
UT
NV
Benicia
Grand Junction
KS
Pratt
Alva
CA
Elkhart
Perryton
Medford
Ponca City
Coalinga
San Ardo
Farmington
Canadian
Woodward
Tulsa
Kern River
Lost Hills
McKittrick
Bakersfield
Albuquerque
NM
Borger
Elk City
Oklahoma City
Lindsay
OK
Tupman
Denver City
Hobbs
Lubbock
Ardmore
AZ
Carson
Fellows
Ventura
Huntington Beach
Artesia
Carlsbad
Andrews
Snyder
Coahoma
Odessa
Bridgeport
Dallas
Pecos
Crane
Midland
Big Lake
San Antonio
Gonzales
Jourdanton
Dilley
Asherton
Kenedy
Corpus Christi
Mission
Old Ocean
Texas City
Houston (Galena Park)
Houston
Beaumont
TX
MN
St. Paul
WI
Appleton
Kalkaska
Mt. Pleasant
Milwaukee
Sarnia
MI
IA
Davenport
Munster
Toledo
Cleveland
Joliet
Wooster
Carrollton
Columbus
IN
OH
Indianapolis
IL
Cincinnati
Granite City
St. Louis
MO
Louisville
Hurricane
KY
Nitro
Charleston
Pikeville
Calvert City
Corbin
Norton
Narrows
Richmond
VA
WV
Marietta
Buckhannon
TN
Charleston
Kingsport
NC
Charlotte
Searcy
AR
Columbus
Decatur
Atlanta
MS
AL
GA
SC
Augusta
Wilmington
North Charleston
Longview
Shreveport
Carthage
Port Allen
Baton Rouge
Mobile
Moss Point
LA
Harvey
Houma
Lake Charles
Jacksonville
Lakeland
FL
NY
VT
NH
ME
MA
CT
PA
Horseheads
Bradford
Montrose
Bellingham
North Haven
Austintown
Pittsburgh
Lock Haven
Indiana
Pittsburgh
East Brunswick
New Martinsville
Philadelphia
Glassboro

19 MRC Global // North America Corporate Headquarters Branch Locations Regional Distribution Centers Valve Automation Centers Western Gulf Coast Canada Eastern

Global
Footprint
to
Serve
Customers
-
North
America
Munster, IN
Nitro, WV
Tulsa, OK
Houston, TX
Nisku, AB
Cheyenne, WY
Odessa, TX
Bakersfield, CA
San Antonio, TX
Regional Distribution Centers
Corporate Headquarters
Valve Automation Centers
Branch Locations
By the Numbers
As of 6/30/2015
Branches
160+
RDCs
10
VACs
14
Employees
~3,200
Pittsburgh, PA

Global
Footprint
to
Serve
Customers
-
Europe
Regional Distribution Centers
Valve Automation Centers
Branch Locations
Stavanger, NO
By the Numbers
As of 6/30/2015
Branches
34
RDCs
3
VACs
13
Countries
9
Employees
~900
Rotterdam, NL
Bradford, UK

By the Numbers
As of 6/30/2015
Branches
28
RDCs
4
VACs
7
Countries
11
Employees
~400
Global Footprint to Serve Customers -
Asia Pacific & Middle East
Regional Distribution Centers
Valve Automation Centers
Branch Locations
Singapore
Perth, WA
Brisbane, QLD
Dubai, UAE

Date
Acquisition
Rationale
Region
Revenue
¹
($ millions)
Oct-08
LaBarge
Midstream
U.S.
$ 233
Oct-09
Transmark
International
valve platform
Europe and Asia
346
May-10
South Texas Supply
Domestic shale
Eagle Ford Shale
-
South Texas
9
Aug-10
Dresser
Oil Tools Supply
Domestic shale
Bakken
Shale
-
North Dakota
13
Jun-11
Stainless Pipe and Fittings
Projects
Australia / SE Asia
91
Jul-11
Valve Systems and Controls
Valve automation
U.S. Gulf of Mexico
13
Mar-12
OneSteel
Piping Systems
International
PVF expansion
Australia
174
Jun-12
Chaparral Supply
Domestic shale
Mississippian Lime -
Oklahoma /
Kansas
71
Dec-12
Production Specialty Services
Domestic shale
Permian Basin / Eagle Ford shale
127
Jul-13
Flow Control
Products
Valve automation
Permian Basin / Eagle Ford shale
28
Dec-13
Flangefitt
Stainless
Stainless/Alloys
United Kingdom
24
Jan-14
Stream
International Offshore PVF
Norway
271
May-14
MSD Engineering
Valve automation
Singapore & SE Asia
26
Jun-14
HypTeck
International Offshore
Norway
38
1.
Reflects reported revenues for the year of acquisition or 2013 for Stream, MSD and HypTeck.
M&A -
Track Record of Strategic Acquisitions
Acquisition Priorities
•
International branch platform for “super majors” E&P spend
•
Branch platforms/infrastructure for North American shale plays
•
Global valve and valve automation
•
Global stainless/alloys

$ 1.46 Billion +

24 Upstream

25 Midstream

26 Downstream

Performance Measures
$1,043
$1,234
$1,255
$1,054
$1,181
2010
2011
2012
2013
2014
$180
$217
$238
$203
$223
2010
2011
2012
2013
2014
Sales per Employee
($ thousands)
Adjusted Gross Profit per Employee
($ thousands)
23.0%
19.8%
20.4%
21.8%
21.3%
2010
2011
2012
2013
2014
11.7%
10.6%
10.9%
12.3%
12.1%
2010
2011
2012
2013
2014
SG&A / Sales
Average Working Capital / Sales
1.9%
6.1%
10.9%
8.4%
7.0%
2010
2011
2012
2013
2014
Return on Average Net Capital Employed (RANCE)
1.
Calculated based on average number of employees
2.
RANCE is defined as Pretax income for the year plus Interest expense and related financing charges, multiplied by 1, minus our effective tax rate, and the denominator is average net capital employed for the year. Net capital employed is defined as Total assets minus Current liabilities plus Other long-
term liabilities.
1
1
2

Adjusted EBITDA Reconciliation
Six months ended
June 30
Year Ended December 31
($ millions)
2015
2014
2014
2013
2012
2011
2010
Net
income available to shareholders
$ 45.4
$ 62.8
$ 144.1
$ 152.1
$ 118.0
$ 29.0
$ (51.8)
Income tax
expense
26.2
34.0
81.8
84.8
63.7
26.8
(23.4)
Interest expense
28.3
30.5
61.8
60.7
112.5
136.8
139.6
Depreciation
and amortization
10.2
10.5
22.5
22.3
18.6
17.0
16.6
Amortization of
intangibles
30.9
33.9
67.8
52.1
49.5
50.7
53.9
Increase (decrease)
in LIFO reserve
(15.1)
2.1
11.9
(20.2)
(24.1)
73.7
74.6
Change in fair value of derivative instruments
1.1
4.3
1.1
(4.7)
(2.2)
(7.0)
4.9
Equity-based compensation expense
5.4
4.0
8.9
15.5
8.5
8.4
3.7
Severance & related costs
8.7
5.0
7.5
0.8
-
1.1
3.2
Write-off of debt
issuance costs
3.2
-
-
-
-
-
-
Foreign
currency losses (gains)
5.5
(3.1)
2.5
12.9
(0.8)
(0.6)
0.3
Loss on sale of Canadian progressive cavity pump business
-
6.2
6.2
-
-
-
-
Loss on disposition of rolled and welded business
-
-
4.1
-
-
-
-
Insurance charge
-
-
-
2.0
-
-
-
Cancellation of executive employment agreement (cash portion)
-
-
3.2
-
-
-
-
Inventory write-down
-
-
-
-
-
-
0.4
M&A transaction
& integration expenses
-
-
-
-
-
0.5
1.4
Expenses associated with refinancing
-
-
-
5.1
1.7
9.5
-
Loss on early extinguishment of debt
-
-
-
-
114.0
-
-
Pension settlement
-
-
-
-
4.4
-
-
Legal and consulting expenses
-
-
-
-
-
9.9
4.2
Provision for uncollectible accounts
-
-
-
-
-
0.4
(2.0)
Joint venture termination
-
-
-
-
-
1.7
-
Other expense
(income)
-
-
0.6
3.0
(0.6)
2.6
(1.4)
Adjusted EBITDA
$ 149.8
$ 190.2
$ 424.0
$ 386.4
$ 463.2
$ 360.5
$ 224.2

Adjusted Gross
Profit Reconciliation
Six months ended
June 30
Year ended
December 31
($ millions)
2015
2014
2014
2013
2012
2011
2010
Gross
profit
$ 425.9
$ 491.6
$ 1,018.1
$ 954.8
$ 1,013.7
$ 708.2
$ 518.1
Depreciation and amortization
10.2
10.5
22.5
22.3
18.6
17.0
16.6
Amortization of intangibles
30.9
33.9
67.8
52.1
49.5
50.7
53.9
Increase (decrease) in LIFO reserve
(15.1)
2.1
11.9
(20.2)
(24.1)
73.7
74.6
Adjusted Gross Profit
$ 451.9
$ 538.1
$ 1,120.3
$ 1,009.0
$ 1,057.7
$ 849.6
$ 663.2